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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM T-1

        STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

Check if an Application to Determine Eligibility of a Trustee Pursuant to
Section 305(b) [_]


                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)


                 New York                                    13-5160382
      (Jurisdiction of incorporation                       (I.R.S. employer
          or organization if not                        identification number)
          a U.S. national bank)

     48 Wall Street, New York, N.Y.                            10286
(Address of principal executive offices)                     (Zip code)

                               Mark F. Ferraris
                             The Bank of New York
                   101 Barclay Street, New York, N.Y. 10286
                                (212) 815-5203
           (Name, address and telephone number of agent for service)
                        _______________________________

                     NAVISTAR FINANCIAL 1994-C OWNER TRUST
              (Exact name of obligor as specified in its charter)


                Delaware                                      Applied for
     (State or other jurisdiction of                       (I.R.S. employer
      incorporation or organization)                    identification number)

c/o Chemical Bank Delaware, Owner Trustee
           1201 Market Street
          Wilmington, Delaware                                  19801
(Address of principal executive offices)                      (Zip code)

                        _______________________________

                            __% Asset Backed Notes
                        (Title of indenture securities)

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1.  General information.

    (a) Name and address of each examining or supervising authority to which it is subject.

                Name                                      Address
                ----                                      -------

    Superintendent of Banks of the                   2 Rector Street
    State of New York                                New York, N.Y. 10006, and
                                                     Albany, N.Y.  12203

    Federal Reserve Bank of New York                 33 Liberty Plaza
                                                     New York, N.Y. 10045

    Federal Deposit Insurance Corporation            Washington, D.C.

    New York Clearing House Association              New York, N.Y.

    (b)  Whether it is authorized to exercise corporate trust powers.

    Yes.

2.  Affiliations with Obligor.

    None.  (See Note on page 3)

16. List of Exhibits.

    Exhibits identified in parenthesis below, on file with the Commission, are incorporated herein by reference as an exhibit hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

    1. Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637)

    2. By-laws of The Bank of New York. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019)

    6. Consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051)

    7. Copy of latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

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                                     NOTE

   Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said
Item is based on incomplete information.

   Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

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                                   SIGNATURE

   Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 25th day of November, 1994.


                                       THE BANK OF NEW YORK


                                       By:    /s/ Todd N. Niemy
                                           --------------------------
                                           Name:  Todd N. Niemy
                                           Title: Vice President

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                                                                      Exhibit 7
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                      Consolidated Report of Condition of
                             THE BANK OF NEW YORK
                    of 48 Wall Street, New York, N.Y. 10286
                    And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business June 30, 1994, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                 Dollar Amounts
ASSETS                                                            in Thousands
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin...........   $ 7.071.756
  Interest-bearing balances....................................       695.722
Securities:
  Held-to-maturity securities..................................     1.396.356
  Available-for-sale securities................................     1.495.522
Federal funds sold in domestic offices of the bank.............       874.129
Loans and lease financing receivables:
  Loans and leases, net of unearned income.......... 25.607.366
  LESS: Allowance for loan and lease losses.........    688.226
  LESS: Allocated transfer risk reserve.............     29.781
  Loans and leases, net of unearned income, allowance and
   reserve.....................................................    24.889.359
Assets held in trading accounts................................     2.427.515
Premises and fixed assets (including capitalized leases).......       634.514
Other real estate owned........................................        51.996
Investments in unconsolidated subsidiaries and associated
 companies.....................................................       164.558
Customers' liability to this bank on acceptances outstanding...     1.212.402
Intangible assets..............................................        80.153
Other assets...................................................     1.512.404
                                                                  -----------
Total assets...................................................   $42.506.386
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LIABILITIES
Deposits:
  In domestic offices..........................................   $19.454.858
  Noninterest bearing...............................  7.576.391
  Interest-bearing.................................. 11.878.467
  In foreign offices, Edge and Agreement subsidiaries, and IBFs    10.753.958
  Noninterest-bearing...............................     51.653
  Interest-bearing.................................. 10.702.305
Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and
 Agreement subsidiaries, and in IBFs:
  Federal funds purchased......................................     1.150.270
  Securities sold under agreements to repurchase...............        49.603
Demand notes issued to the U.S. Treasury.......................       300.000
Trading liabilities............................................     1.757.487
Other borrowed money:
  With original maturity of one year or less...................     2.452.009
  With original maturity of more than one year.................        33.969
Bank's liability on acceptances executed and outstanding.......     1.212.877
Subordinated notes and debentures..............................     1.062.320
Other liabilities..............................................     1.348.031
                                                                  -----------
Total liabilities..............................................    39.575.382
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EQUITY CAPITAL
Common stock...................................................       942.284
Surplus........................................................       525.666
Undivided profits and capital reserves.........................     1.495.590
Net unrealized holding gains (losses) on available-for-sale
 securities....................................................       (26.172)
Cumulative foreign currency translation adjustments............        (6.364)
                                                                  -----------
Total equity capital...........................................     2.931.004
                                                                  -----------
Total liabilities and equity capital...........................   $42.506.386
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
   I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                       Robert E. Keilman

   We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

       Alan R. Griffith        )
                               )
       Thomas A. Renyi         )     Directors
                               )
       J. Carter Bacot         )

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